GOING CONCERN	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
GOING CONCERN

These consolidated financial statements have been prepared on a going concern basis which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business for the foreseeable future. As of December 31, 2011 the Company has incurred net losses of $197,528 since inception (July 12, 2004).

Management’s plans include raising capital through the equity markets to fund operations and eventually, the generating of revenue through its business; however, there can be no assurance that the Company will be successful in such activities. These consolidated financial statements do not include any adjustments relating to the recovery of the recorded assets or the classifications of the liabilities that might be necessary should the Company be unable to continue as a going concern